ARLINGTON | ASSET INVESTMENT

FBR Capital Markets Investor Conference Presentation

November 30, 2010

Information Related to Forward-Looking Statements

This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements regarding future results or expectations. Forward-looking statements can be identified by forward-looking language, including words such as “believes,” “anticipates,” “views”, “expects,” “estimates,” “intends,” “may,” “plans,” “projects,” “potential,” “prospective,” “will” and similar expressions, or the negative of these words. Such forward-looking statements are based on facts and conditions as they exist at the time such statements are made. Forward-looking statements are also based on predictions as to future facts and conditions, the accurate prediction of which may be difficult and involve the assessment of events beyond our control. Forward-looking statements are further based on various operating and return assumptions. Caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, actual results may differ materially from expectations or projections.

You should carefully consider these risks when you make a decision concerning an investment in our common stock, along with the following factors, among others, that may cause our actual results to differ materially from those described in any forward-looking statements: risks and uncertainties relating to the recent global economic downturn; changes in economic and market conditions; impacts of regulatory changes and changes to Fannie Mae and Freddie Mac; the impact of defaults, or anticipated defaults, of sovereign debt as well as programs designed to mitigate applicable risks to the global economy; availability of opportunities that meet or exceed our risk adjusted return expectations, changes in interest rates; changes in anticipated earnings and returns; our ability to maintain adequate liquidity; increased costs of borrowing; decreased interest spreads; changes in mortgage pre-payment speeds; risks associated with merchant banking investments; the realization of gains and losses on principal investments; our ability to maintain our exemption from registration as an investment company pursuant to the Investment Company Act of 1940; our ability to generate earnings or gains and otherwise realize and protect taxable benefits associated with net operating loss carry-forwards and net capital loss carry-forwards; our ability to realize continued cost savings; our ability and willingness to pay future dividends; available technologies; competition for business and personnel; changes in, and our ability to remain in compliance with, law, regulations or government policies affecting our business; and the factors described in the sections entitled “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2009 and our other public filings with the SEC. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this presentation. We undertake no obligation to update or revise any forward-looking statement, whether written or oral, relating to matters discussed in this presentation, except as may be required by applicable securities laws.

Arlington Asset Overview

- $23.57 stock price; $179 million market cap; and 7.6 million shares o/s (1)
- $25.02 book value per share at 9/30/10; up $1.81 per share in 3Q 2010
  - 94% price to book value per share (1)
- 17% 3Q 2010 return on equity based on $0.97 3Q 2010 core operating income per share (2)
- 10.2% dividend yield based on $2.40 per share annualized 3Q 2010 dividend rate (1),(3)
- $20 per share reflation potential from non-agency MBS purchase discount
- Significant insider ownership

1) As of 11/26/10

2) Non-GAAP core operating income represents GAAP net income adjusted for: non-recurring costs; stock compensation; interest income adjustment related to non-cash component of purchase discount accretion/premium amortization; unrealized mark-to-market adjustments on trading MBS and interest rate instruments. Please see Exhibit A for the reconciliation of the GAAP financial results to non-GAAP measurements.

3) During the 1st, 2nd and 3rd quarters of 2010, the Company has declared and paid dividends of $1.30 per share. The annual dividend rate presented is calculated by annualizing the 3rd quarter of 2010 dividend payment of $0.60. The Company maintains a variable dividend policy and the Board of Directors, in its sole discretion, approves the payment of dividends. Actual dividends in the future may differ materially from historical practice and from the annual dividend rate presented.

Investment Opportunity

- MBS portfolio provides strong credit protection and high current income while asset price reflation drives concurrent growth in book value per share
  - Compelling core MBS assets
    - Prime and Alt-A non-agency MBS portfolio with $194 million purchase discount
    - 49% of par average cost with 20% additional credit enhancement to investment basis
  - Strong cash returns
    - 18.5% ROE from Core Operating Income YTD 2010
    - $49 million cash from operations generated for reinvestment or distribution YTD 2010
  - Attractive dividend yield with C-Corp tax treatment
    - 10% dividend yield
  - Internal growth from retained earnings in excess of dividends paid
    - 11% in 2010 YTD (annualized)
  - Superior book value per share growth
    - 40% increase year over year at 9/30/10
  - Income and appreciation sheltered by $300 million+ of net operating loss carry-forwards and $500 million of net capital loss carry-forwards
    - 2% estimated tax rate
  - Protected by low leverage
    - Debt to equity less than 1:1

Housing Market – Key Historical Trends (1)


S&P/Case Schiller Home Price Index
225
215
205
195
185
175
165
155
145
135
125
J-06
A-06
J-06
O-06
J-07
A-07
J-07
O-07
J-08
A-08
J-08
O-08
J-09
A-09
J-09
O-09
J-10
A-10
J-10


US Unemployment Rate
11.0
10.0
9.0
8.0
7.0
6.0
5.0
4.0
J-03
D-03
J-04
D-04
J-05
D-05
J-06
D-06
J-07
D-07
J-08
D-08
J-09
D-09
J-10


S&P 500
1600
1500
1400
1300
1200
1100
1000
900
800
700
600
J-06
S-06
D-06
M-07
J-07
S-07
D-07
M-08
J-08
S-08
D-08
M-09
J-09
S-09
D-09
M-10
J-10
S-10


Mortgage Deliquency Rate (60+ Days)
30
25
20
15
10
5
0
J-06
S-06
D-06
M-07
J-07
S-07
D-07
M-08
J-08
S-08
D-08
M-09
J-09
S-09
D-09
M-10
J-10
S-10

(1) Source: Bloomberg

Non-Agency MBS Portfolio Breakout (1)

Senior Securities	
Face Value	$73M
Purchase Price to Par	66%
Purchase Discount	$25M
Average Loan Size	$477K
Coupon	5.00%
Original FICO	716
Original LTV	73%
WALA	51
Credit Enhancement	13%
60+ Delinquency	26%
3 month Severity	42%
3 month CPR	14%

ReRemic/Mezzanine Securities	
Face Value	$303M
Purchase Price to Par	44%
Purchase Discount	$170M
Average Loan Size	$574K
Coupon	5.66%
Original FICO	728
Original LTV	71%
WALA	49
Credit Enhancement	9%
60+ Delinquency	19%
3 month Severity	45%
3 month CPR	18%

(1) As of 11/29/10

Representative Non-Agency MBS Portfolio Loan

- Median Current Balance $502,087
- Origination Date: 12/1/2006
- Orig LTV: 73%
- Current Note Rate: 5.94%
- Orig FICO: 730
- Top 5 Largest MSA's:
  - Los Angeles-Long Beach-Santa Ana, CA (18.7%)
  - San Francisco-Oakland-Fremont, CA (10.0%)
  - New York-Northern New Jersey-Long Island, NY-NJ-PA (8.9%)
  - Washington-Arlington-Alexandria, DC-VA-MD-WV (5.8%)
  - San Diego-Carlsbad-San Marcos, CA (4.7%)
- 70% of the portfolio > $500k balance

Laguna Niguel, CA



Non-Agency MBS Portfolio – Top 5 MSA's

National Association of REALTORS®
Median Sales Price of Existing Single-Family Homes [1]

	Metropolitan Area	2nd Half 2010 Preliminary Prices ($ in 000's)
1	San Jose-Sunnyvale-Santa Clara, CA	630.0
2	Honolulu, HI	621.6
3	San Francisco-Oakland-Fremont, CA	591.2
4	Anaheim-Santa Ana, CA (Orange Co.)	504.5
5	New York-Wayne-White Plains, NY-NJ	443.8
6	Bridgeport-Stamford-Norwalk, CT	419.4
7	NY: Nassau-Suffolk, NY	395.1
8	New York-Northern New Jersey-Long Island, NY-NJ-PA	393.9
9	San Diego-Carlsbad-San Marcos, CA	392.6
10	NY: Newark-Union, NJ-PA	386.5
11	Boston-Cambridge-Quincy, MA-NH**	360.2
12	Boulder, CO	352.4
13	NY: Edison, NJ	345.8
14	Los Angeles-Long Beach-Santa Ana, CA	339.9
15	Barnstable Town, MA	334.9
16	Washington-Arlington-Alexandria, DC-VA-MD-WV	331.6

- The 16 MSA's listed above comprise approximately 54.0% of AI's portfolio

- Higher home values
- Larger loan sizes (~ $600K)
- Stronger demographics, higher incomes, and more prime borrowers
- More desirable / stable housing markets

(1) Source: National Association of REALTORS

Residential Real Estate Trends in Top MSA's (1)

Los Angeles



San Diego



San Francisco



New York



Washington, DC



(1) Source: Bloomberg

Non-Agency MBS Portfolio Credit Performance



25
20
15
10
5
0
Credit Enhancement / 60+ Delinquent (%)
48
47
46
45
44
43
42
41
40
Severity (%)
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Credit Enhancement
60+ Delinquent
Severity

ARLINGTON | ASSET INVESTMENT

Non-Agency MBS Investment Opportunity

ILLUSTRATIVE RETURN MODEL[(1)]

Based on current market conditions

Current Face	$	100
Dollar Cost	$	48
Cost		48.2%
Coupon		5.5%
Coupon Yield		11.5%
CPR		15.0%
Prepayment	$	6.33
Return of Principal	$	3.40
Accretion	$	2.93
Accretion in BPS		6.1%
Total Unlevered Return		17.6%

(1) Assumes total investment mix of 35% Senior and 65% ReRemic/Mezzanine MBS. As a percentage of face value, this assumption implies a mix of 26% Senior and 74% ReRemic/Mezzanine MBS. These assumptions are not projections and do not necessarily represent the Company's expectations and future performance. This is hypothetical and illustrative only and actual results are subject to significant uncertainties, many of which are outside of the control of the Company. Consequently, actual results could materially differ. You should not rely on this illustration as being indicative of our future results.

Downside Protection with Strong Upside Potential

POTENTIAL RETURN ON INVESTMENT EXAMPLES [(1)]

Based on current market conditions



Invested Capital
Cash Accretion / Reflation
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Coupon Yield on Invested Capital: 11.5%
Cash Accretion / Reflation: 77%
Coupon Yield on Invested Capital: 11.5%
Cash Accretion / Reflation: 108%
Coupon Yield on Invested Capital: 11.5%

Frequency	58%	Frequency	37%	Frequency	23%
Severity	50%	Severity	43%	Severity	38%
Return vs Par	48%	Return vs Par	85%	Return vs Par	100%

(1) These assumptions are not projections and do not necessarily represent the Company's expectations and future performance. This is hypothetical and illustrative only and actual results are subject to significant uncertainties, many of which are outside the control of the Company. Consequently, actual results could materially differ. You should not rely on this illustration as being indicative of our future results.

Key Quarterly Investment Data



$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$-
$9.95
$19.39
$23.10
$22.12
$20.00
40% BVPS growth yr. over yr.
$17.84
$19.54
$20.03
$23.21
$25.02
3Q09
4Q09
1Q10
2Q10
3Q10
Book Value per Share
Potential N-A MBS Reflation per Share
Stock Price

Potential Growth Scenarios in Book Value Per Share and Core Operating EPS (1)



$50.00
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$-
BVPS / Potential N-A MBS Reflation per Share
$7.00
$6.50
$6.00
$5.50
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
Core Operating EPS
$20.00
$25.02
$7.29
$37.73
$45.02
3Q10
Assumed Reflation to 85% of Face Value
Assumed Reflation to 100% of Face Value
Book Value per Share (3)
Potential N-A MBS Reflation per Share
Core Operating EPS (4)

- $0.97 per share Core Operating Income (2) (3Q10)
- $25.02 BVPS at 9/30/2010
- Non-Agency MBS Face Value = $373 million
- Adjusted Cost Basis = $179 million
- Potential Accretion = $194 million

(1) These assumptions are not projections and do not necessarily represent the Company's expectations and future performance. This is hypothetical and illustrative only and actual results are subject to significant uncertainties, many of which are outside of the control of the Company. Consequently, actual results could materially differ. You should not rely on this illustration as being indicative of our future results.

2) Non-GAAP core operating income represents GAAP net income adjusted for: non-recurring costs; stock compensation; interest income adjustment related to non-cash component of purchase discount accretion/premium amortization; unrealized mark-to-market adjustments on trading MBS and interest rate instruments. Please see Exhibit A for the reconciliation of the GAAP financial results to non-GAAP measurements.

(3) Non-agency MBS face value multiplied by Assumed Price %, minus adjusted cost basis at September 30, 2010, plus shareholder's equity at September 30, 2010, divided by shares outstanding of 7.64 million.

(4) Footnote 3 multiplied by Assumed Return of 14% (less 2% income tax, excluding variable expenses) divided by fully diluted shares outstanding of 7.89 million.

Exhibit A

The following table presents a reconciliation of the GAAP financial results to non-GAAP measurements for the quarter ended September 30, 2010 (dollars in thousands, except per share data).

GAAP net income	$5,156
Adjustments:	
Non-recurring costs	(610)
Stock compensation	702
Net unrealized mark-to-market gain on trading MBS and interest rate hedge instruments	3,036
Adjusted interest related to purchase discount accretion / premium amortization	(630)
Non-GAAP core operating income	$7,654
Non-GAAP core operating income per share (diluted)	$0.97